Vanguard Long-Term Bond ETF
Summary Prospectus
 April 29, 2025
Exchange-traded fund shares that are not individually redeemable and are listed on NYSE Arca
Vanguard Long-Term Bond Index Fund ETF Shares (BLV)
 The Fund’s statutory Prospectus and Statement of Additional Information dated April 29, 2025, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/ETFs. You can also obtain this information at no cost by calling 866-499-8473 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Fund seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell ETF Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None*
Transaction Fee on Reinvested Dividends	None*
*
None through Vanguard (Broker fees vary)
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.02%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses[1]	0.03%
1
The expense information shown in the table has been restated to reflect current fees.

Example
The following example is intended to help you compare the cost of investing in the Fund’s ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to sell your shares at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$3	$10	$17	$39
This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the Bloomberg U.S. Long Government/Credit Float Adjusted Index (the Index). This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued.
The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in bonds held in the Index. The Fund seeks to maintain a dollar-weighted average maturity consistent with that of the Index. As of

December 31, 2024, the dollar-weighted average maturity of the Index was 22.3 years. The Fund also seeks to maintain an average duration consistent with that of the Index. As of December 31, 2024, the average duration of the Index was 13.6 years.
Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance, and the level of risk may vary based on market conditions:
• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests primarily in long-term bonds, whose prices are more sensitive to interest rate changes than are the prices of shorter-term bonds.
• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk should be low for the Fund because it invests primarily in long-term bonds.
• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate.
• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are of investment-grade quality.
• Index-related risks. The Fund is subject to risks associated with index investing, which include passive management risk, tracking error risk, and index provider risk. Passive management risk is the chance that the Fund’s use of an indexing strategy will negatively impact the Fund’s performance. Because the Fund seeks to track the performance of its target index regardless of how that index is performing, the Fund’s performance may be lower than it would be if the Fund were actively managed. Tracking error risk is the chance that the Fund’s performance will deviate from the performance of its target index. Tracking error risk may be heightened during times of increased market volatility or under other unusual market conditions. Index provider risk is the chance that the Fund will be negatively impacted by changes or errors made by the index provider. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund is expected to be low.
• Liquidity risk, which is the chance that the Fund may not be able to sell a security in a timely manner at a desired price.
Because ETF Shares are traded on an exchange, they are subject to additional risks:
• The Fund’s ETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.
• Although the Fund’s ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.
• Trading of the Fund’s ETF Shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund’s target index and another comparative index, which have investment characteristics similar to those of the

Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard Long-Term Bond Index Fund ETF Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	13.11%	December 31, 2023
Lowest	-12.25%	June 30, 2022
Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Vanguard Long-Term Bond Index Fund ETF Shares
Based on NAV
Return Before Taxes	-4.09%	-3.21%	0.98%
Return After Taxes on Distributions	-5.83	-4.80	-0.67
Return After Taxes on Distributions and Sale of Fund Shares	-2.40	-2.88	0.14
Based on Market Price
Return Before Taxes	-4.05	-3.28	0.92
Bloomberg U.S. Long Gov/Credit Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	-4.15%	-3.26%	0.99%
Bloomberg U.S. Aggregate Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	1.33	-0.27	1.39
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Manager
Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has managed the Fund since 2013.
Purchase and Sale of Fund Shares
ETF Shares may only be bought and sold in the secondary market through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more (premium) or less (discount) than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units), typically in exchange for baskets of securities.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF Shares (bid) and the lowest price a seller is willing to accept for ETF Shares (ask) when buying or selling shares in the secondary market (bid-ask spread). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at vanguard.com.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

CFA® is a registered trademark owned by CFA Institute.
“Bloomberg®” and Bloomberg U.S. Long Gov/Credit Float Adjusted Index and Bloomberg U.S. Aggregate Float Adjusted Index (the “Indices”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.
Vanguard Long-Term Bond Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Indices, which are determined, composed and calculated by BISL without regard to Vanguard or the Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Fund into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing, price, or quantities of the Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to customers of the Fund, in connection with the administration, marketing or trading of the Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUND OR INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
Vanguard Long-Term Bond Index Fund ETF Shares—Fund Number 927
To request additional information about the Fund, please visit vanguard.com or contact us at 866-499-8473.
© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SP 927 042025